Exhibit 1.1

Pricing Agreement

Morgan Stanley & Co. LLC
1585 Broadway
New York, New York 10036

and

Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

and

BofA Securities, Inc.

One Bryant Park

New York, New York 10036

and

J.P. Morgan Securities LLC

270 Park Avenue

New York, New York 10017

As Representatives of the several
Underwriters named in Schedule I hereto

February 23, 2026

Ladies and Gentlemen:

Abbott Laboratories, an Illinois corporation (the “Company”), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated March 5, 2015 (the “Underwriting Agreement”), between the Company and the Representatives of the several Underwriters to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”) the Securities specified in Schedule II hereto (the “Designated Securities”). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 1 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the S-3 Filing Date (as defined below) in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 10 of the Underwriting Agreement and the address of the Representatives referred to in such Section 10 are set forth at the end of Schedule II hereto. The Permitted Free Writing Prospectuses relating to the Designated Securities are attached hereto as Schedule III.

The Company has filed with the Commission an automatic shelf registration statement, as defined in Rule 405 under the Securities Act, on Form S-3 (File No. 333-293636) on February 23, 2026 (the “S-3 Filing Date”) relating to the Securities. References to the “Registration Statement,” as used with respect to the Designated Securities, means the registration statement with such file number.

An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

The offering of the Designated Securities is being made in connection with the Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 19, 2025, by and among the Company, Exact Sciences Corporation, a Delaware corporation (“Exact Sciences”), and Badger Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), pursuant to which, among other things, Merger Sub will be merged with and into Exact Sciences (the “Merger”), with Exact Sciences surviving the Merger as a direct, wholly owned subsidiary of the Company.

The representation set forth in Section 1(p) of the Underwriting Agreement shall be replaced in its entirety with the following:

(p) The Company and its subsidiaries (i) make and keep accurate books and records in all material respects and (ii) maintain internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management’s authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management’s authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any difference;

The representation set forth in Section 1(q) of the Underwriting Agreement shall be replaced in its entirety with the following:

(q) The Company has established, maintains and will maintain disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act) which are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported in accordance with the Exchange Act and the rules and regulations thereunder in all material respects. The Company has carried out and will carry out evaluations, under the supervision and with the participation of the Company’s management, of the effectiveness of the design and operation of the Company’s disclosure controls and procedures in accordance with Rule 13a-15 of the Exchange Act;

The representation set forth in Section 1(s) of the Underwriting Agreement shall be replaced in its entirety with the following:

(s) Ernst & Young LLP has audited and reported on certain financial statements of the Company and its subsidiaries and the effectiveness of the Company’s internal control over financial reporting. Ernst & Young LLP is an independent registered public accounting firm with respect to the Company and its subsidiaries as required by the Securities Act and the Exchange Act and the rules and regulations of the Commission and the Public Company Accounting Oversight Board;

The representation set forth in Section 1(u) of the Underwriting Agreement shall be replaced in its entirety with the following:

(u) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to or the target of any sanctions administered or enforced by the Office of Foreign Assets Control of the U.S. Treasury Department, the U.S. Department of State, the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authority in a jurisdiction material to the Company and its subsidiaries taken as a whole (collectively, “Sanctions”); nor is the Company or any of its subsidiaries located, organized or resident in a country that is the subject of Sanctions (including, without limitation, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, or any other Covered Region of Ukraine identified pursuant to Executive Order 14065, Crimea, Cuba, Iran and North Korea); and the Company will not directly or, to the knowledge of the Company, indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person, or in any country or territory, that at the time of such financing is the subject or target of Sanctions.

Section 5(c)(vi) of the Underwriting Agreement shall be replaced in its entirety with the following:

(vi) The Indenture has been duly authorized, executed and delivered by the Company;

Section 5(c)(ix) of the Underwriting Agreement shall be deleted in its entirety.

The opinion to be delivered pursuant to Section 5(c) of the Underwriting Agreement shall be delivered by Jessica Paik, Divisional Vice President, Associate General Counsel, and Assistant Secretary of the Company; and the opinion to be delivered pursuant to Section 5(d) of the Underwriting Agreement shall be delivered by Wachtell, Lipton, Rosen & Katz, special counsel for the Company in a form agreed between Wachtell, Lipton, Rosen & Katz and the Representatives.

The letters to be delivered pursuant to Section 5(e) of the Underwriting Agreement shall be delivered by Ernst & Young LLP, the independent accountant of the Company, to the effect set forth in Annex II to the Underwriting Agreement.

Agreement and Acknowledgment with Respect to the Exercise of Bail-in Powers: In addition to the other agreements contained in the Underwriting Agreement, the Company agrees with each of the Underwriters that:

Notwithstanding and to the exclusion of any other term of this Pricing Agreement or any other agreements, arrangements or understanding between the Representatives and the Company, each of the parties to this Pricing Agreement acknowledges and accepts that a BRRD Liability arising under this Pricing Agreement may be subject to the exercise of Bail-in Powers by the Relevant Resolution Authority, and acknowledges, accepts, and agrees to be bound by:

(a)           the effect of the exercise of Bail-in Powers by the Relevant Resolution Authority in relation to any BRRD Liability of an Underwriter to any other party under this Pricing Agreement, that (without limitation) may include and result in any of the following, or some combination thereof:

(i)             the reduction of all, or a portion, of the BRRD Liability or outstanding amounts due thereon;

(ii)            the conversion of all, or a portion of, the BRRD Liability into shares, other securities or other obligations of an Underwriter or another person, (and the issue to or conferral on such other party to this Pricing Agreement of such shares, securities or obligations);

(iii)           the cancellation of the BRRD Liability;

(iv)           the amendment or alteration of any interest, if applicable, thereon, the maturity or the dates on which any payments are due, including by suspending payment for a temporary period; and

(b)           the variation of the terms of this Pricing Agreement, as deemed necessary by the Relevant Resolution Authority, to give effect to the exercise of Bail-in Powers by the Relevant Resolution Authority.

(c)           As used in this Pricing Agreement:

(i)             “Bail-in Legislation” means in relation to a member state of the European Economic Area which has implemented, or which at any time implements, the BRRD, the relevant implementing law, regulation, rule or requirement as described in the EU Bail-in Legislation Schedule from time to time.

(ii)            “Bail-in Powers” means any Write-down and Conversion Powers as defined in the EU Bail-in Legislation Schedule, in relation to the relevant Bail-in Legislation.

(iii)           “BRRD” means Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms.

(iv)           “BRRD Liability” means a liability in respect of which the relevant Write-down and Conversion Powers in the applicable Bail-in Legislation may be exercised.

(v)           “EU Bail-in Legislation Schedule” means the document described as such, then in effect, and published by the Loan Market Association (or any successor person) from time to time at http://www.lma.eu.com.

(vi)           “Relevant Resolution Authority” means the resolution authority with the ability to exercise any Bail-in Powers.

If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

Recognition of the U.S. Special Resolution Regimes: In addition to the other agreements contained in the Underwriting Agreement, the Company agrees with each of the Underwriters that:

(a)	In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)	In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this Section a “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

Very truly yours,

Abbott Laboratories

By:	/s/ James R. Wenner
	Name:	James R. Wenner
	Title:	Vice President, Treasurer

[Signature Page – Pricing Agreement]

Accepted as of the date hereof:

Morgan Stanley & Co. LLC

By:	/s/ Thomas Hadley
On behalf of each of the Underwriters

Accepted as of the date hereof:

Barclays Capital Inc.

By:	/s/ James Gutow
On behalf of each of the Underwriters

Accepted as of the date hereof:

BofA Securities, Inc.

By:	/s/ Douglas Muller
On behalf of each of the Underwriters

Accepted as of the date hereof:

J.P. Morgan Securities LLC

By:	/s/ Saee Athalye
On behalf of each of the Underwriters

[Signature Page – Pricing Agreement]

SCHEDULE I

Underwriter	Principal Amount of Floating Rate Notes due 2029	Principal Amount of Notes due 2029	Principal Amount of Notes due 2031	Principal Amount of Notes due 2033	Principal Amount of Notes due 2036	Principal Amount of Notes due 2038	Principal Amount of Notes due 2056	Principal Amount of Notes due 2066
Morgan Stanley & Co. LLC	$265,000,000	$596,250,000	$662,500,000	$728,750,000	$993,750,000	$530,000,000	$993,750,000	$530,000,000
Barclays Capital Inc.	120,000,000	270,000,000	300,000,000	330,000,000	450,000,000	240,000,000	450,000,000	240,000,000
BofA Securities, Inc.	120,000,000	270,000,000	300,000,000	330,000,000	450,000,000	240,000,000	450,000,000	240,000,000
J.P. Morgan Securities LLC	120,000,000	270,000,000	300,000,000	330,000,000	450,000,000	240,000,000	450,000,000	240,000,000
BNP Paribas Securities Corp.	45,000,000	101,250,000	112,500,000	123,750,000	168,750,000	90,000,000	168,750,000	90,000,000
Citigroup Global Markets Inc.	45,000,000	101,250,000	112,500,000	123,750,000	168,750,000	90,000,000	168,750,000	90,000,000
Deutsche Bank Securities Inc.	45,000,000	101,250,000	112,500,000	123,750,000	168,750,000	90,000,000	168,750,000	90,000,000
MUFG Securities Americas Inc.	45,000,000	101,250,000	112,500,000	123,750,000	168,750,000	90,000,000	168,750,000	90,000,000
SG Americas Securities, LLC	45,000,000	101,250,000	112,500,000	123,750,000	168,750,000	90,000,000	168,750,000	90,000,000
HSBC Securities (USA) Inc.	25,000,000	56,250,000	62,500,000	68,750,000	93,750,000	50,000,000	93,750,000	50,000,000
Mizuho Securities USA LLC	25,000,000	56,250,000	62,500,000	68,750,000	93,750,000	50,000,000	93,750,000	50,000,000
Santander US Capital Markets LLC	25,000,000	56,250,000	62,500,000	68,750,000	93,750,000	50,000,000	93,750,000	50,000,000
Standard Chartered Bank	25,000,000	56,250,000	62,500,000	68,750,000	93,750,000	50,000,000	93,750,000	50,000,000
Goldman Sachs & Co. LLC	10,000,000	22,500,000	25,000,000	27,500,000	37,500,000	20,000,000	37,500,000	20,000,000
RBC Capital Markets, LLC	10,000,000	22,500,000	25,000,000	27,500,000	37,500,000	20,000,000	37,500,000	20,000,000
Siebert Williams Shank & Co., LLC	10,000,000	22,500,000	25,000,000	27,500,000	37,500,000	20,000,000	37,500,000	20,000,000
Academy Securities, Inc.	5,000,000	11,250,000	12,500,000	13,750,000	18,750,000	10,000,000	18,750,000	10,000,000
BBVA Securities Inc.	5,000,000	11,250,000	12,500,000	13,750,000	18,750,000	10,000,000	18,750,000	10,000,000
ING Financial Markets LLC	5,000,000	11,250,000	12,500,000	13,750,000	18,750,000	10,000,000	18,750,000	10,000,000
U.S. Bancorp Investments, Inc.	5,000,000	11,250,000	12,500,000	13,750,000	18,750,000	10,000,000	18,750,000	10,000,000
Total	$1,000,000,000	$2,250,000,000	$2,500,000,000	$2,750,000,000	$3,750,000,000	$2,000,000,000	$3,750,000,000	$2,000,000,000

SCHEDULE II-A

Title of Notes:	Floating Rate Notes due 2029 (the “Floating Rate Notes”)
Aggregate principal amount:	$1,000,000,000
Pricing Effective Time:	5:10 p.m., New York City time, February 23, 2026
Price to Public:	100.000% of the principal amount of the Floating Rate Notes, plus accrued interest from March 9, 2026 (if any).
Purchase Price by Underwriters:	99.750% of the principal amount of the Floating Rate Notes, plus accrued interest from March 9, 2026 (if any).
Method of and specified funds for payment of purchase price:	By wire transfer to a bank account specified by the Company in immediately available funds
Indenture:	Indenture, dated as of March 10, 2015, between the Company and U.S. Bank National Association, as Trustee
Maturity:	March 9, 2029
Interest Rate:	The Floating Rate Notes will bear interest at a floating rate equal to a benchmark rate, which will initially be Compounded SOFR (as defined in the Prospectus Supplement under “Description of Notes”), plus a spread of 0.500% per year, accruing from March 9, 2026.
Interest Payment Dates:	March 9, June 9, September 9 and December 9, commencing June 9, 2026.
Redemption Provisions:	As set forth in the Prospectus Supplement under “Description of Notes”
Sinking Fund Provisions:	No sinking fund provisions
Defeasance provisions:	Sections 13.2 and 13.3 of the Indenture shall be applicable to the Floating Rate Notes
Time of Delivery:	March 9, 2026
Closing Location for Delivery of Securities:	The Depository Trust Company 55 Water Street New York, New York 10041

Names and addresses of Representatives:
Designated Representatives:	Morgan Stanley & Co. LLC Barclays Capital Inc. BofA Securities, Inc. J.P. Morgan Securities LLC
Address for Notices, etc.:

c/o

Morgan Stanley & Co. LLC

1585 Broadway, 29th Floor

New York, New York 10036

Attn: Investment Banking Division (fax: (212) 507-8999)

BofA Securities, Inc

114 West 47th Street

NY8-114-07-01

New York, NY10036

Attention:  High Grade Debt Capital Markets Transaction Management/Legal

Fax:  212-901-7881

SCHEDULE II-B

Title of Notes:	3.700% Notes due 2029 (the “2029 Notes”)
Aggregate principal amount:	$2,250,000,000
Pricing Effective Time:	5:10 p.m., New York City time, February 23, 2026
Price to Public:	99.873% of the principal amount of the 2029 Notes, plus accrued interest from March 9, 2026 (if any).
Purchase Price by Underwriters:	99.623% of the principal amount of the 2029 Notes, plus accrued interest from March 9, 2026 (if any).
Method of and specified funds for payment of purchase price:	By wire transfer to a bank account specified by the Company in immediately available funds
Indenture:	Indenture, dated as of March 10, 2015, between the Company and U.S. Bank National Association, as Trustee
Maturity:	March 9, 2029
Interest Rate:	3.700%
Interest Payment Dates:	Semiannually on March 9 and September 9, commencing September 9, 2026.
Redemption Provisions:	As set forth in the Prospectus Supplement under “Description of Notes”
Sinking Fund Provisions:	No sinking fund provisions
Defeasance provisions:	Sections 13.2 and 13.3 of the Indenture shall be applicable to the 2029 Notes
Time of Delivery:	March 9, 2026
Closing Location for Delivery of Securities:	The Depository Trust Company 55 Water Street New York, New York 10041
Names and addresses of Representatives:
Designated Representatives:	Morgan Stanley & Co. LLC Barclays Capital Inc. BofA Securities, Inc. J.P. Morgan Securities LLC

Address for Notices, etc.:

c/o

Morgan Stanley & Co. LLC

1585 Broadway, 29th Floor

New York, New York 10036

Attn: Investment Banking Division (fax: (212) 507-8999)

BofA Securities, Inc

114 West 47th Street

NY8-114-07-01

New York, NY10036

Attention:  High Grade Debt Capital Markets Transaction Management/Legal

Fax:  212-901-7881

SCHEDULE II-C

Title of Notes:	4.000% Notes due 2031 (the “2031 Notes”)
Aggregate principal amount:	$2,500,000,000
Pricing Effective Time:	5:10 p.m., New York City time, February 23, 2026
Price to Public:	99.855% of the principal amount of the 2031 Notes, plus accrued interest from March 9, 2026 (if any).
Purchase Price by Underwriters:	99.505% of the principal amount of the 2031 Notes, plus accrued interest from March 9, 2026 (if any).
Method of and specified funds for payment of purchase price:	By wire transfer to a bank account specified by the Company in immediately available funds
Indenture:	Indenture, dated as of March 10, 2015, between the Company and U.S. Bank National Association, as Trustee
Maturity:	March 15, 2031
Interest Rate:	4.000%
Interest Payment Dates:	Semiannually on March 15 and September 15, commencing September 15, 2026.
Redemption Provisions:	As set forth in the Prospectus Supplement under “Description of Notes”
Sinking Fund Provisions:	No sinking fund provisions
Defeasance provisions:	Sections 13.2 and 13.3 of the Indenture shall be applicable to the 2031 Notes
Time of Delivery:	March 9, 2026
Closing Location for Delivery of Securities:	The Depository Trust Company 55 Water Street New York, New York 10041
Names and addresses of Representatives:
Designated Representatives:	Morgan Stanley & Co. LLC Barclays Capital Inc. BofA Securities, Inc. J.P. Morgan Securities LLC

Address for Notices, etc.:

c/o

Morgan Stanley & Co. LLC

1585 Broadway, 29th Floor

New York, New York 10036

Attn: Investment Banking Division (fax: (212) 507-8999)

BofA Securities, Inc

114 West 47th Street

NY8-114-07-01

New York, NY10036

Attention:  High Grade Debt Capital Markets Transaction Management/Legal

Fax:  212-901-7881

SCHEDULE II-D

Title of Notes:	4.300% Notes due 2033 (the “2033 Notes”)
Aggregate principal amount:	$2,750,000,000
Pricing Effective Time:	5:10 p.m., New York City time, February 23, 2026
Price to Public:	99.813% of the principal amount of the 2033 Notes, plus accrued interest from March 9, 2026 (if any).
Purchase Price by Underwriters:	99.413% of the principal amount of the 2033 Notes, plus accrued interest from March 9, 2026 (if any).
Method of and specified funds for payment of purchase price:	By wire transfer to a bank account specified by the Company in immediately available funds
Indenture:	Indenture, dated as of March 10, 2015, between the Company and U.S. Bank National Association, as Trustee
Maturity:	March 15, 2033
Interest Rate:	4.300%
Interest Payment Dates:	Semiannually on March 15 and September 15, commencing September 15, 2026.
Redemption Provisions:	As set forth in the Prospectus Supplement under “Description of Notes”
Sinking Fund Provisions:	No sinking fund provisions
Defeasance provisions:	Sections 13.2 and 13.3 of the Indenture shall be applicable to the 2033 Notes
Time of Delivery:	March 9, 2026
Closing Location for Delivery of Securities:	The Depository Trust Company 55 Water Street New York, New York 10041
Names and addresses of Representatives:
Designated Representatives:	Morgan Stanley & Co. LLC Barclays Capital Inc. BofA Securities, Inc. J.P. Morgan Securities LLC

Address for Notices, etc.:

c/o

Morgan Stanley & Co. LLC

1585 Broadway, 29th Floor

New York, New York 10036

Attn: Investment Banking Division (fax: (212) 507-8999)

BofA Securities, Inc

114 West 47th Street

NY8-114-07-01

New York, NY10036

Attention:  High Grade Debt Capital Markets Transaction Management/Legal

Fax:  212-901-7881

SCHEDULE II-E

Title of Notes:	4.650% Notes due 2036 (the “2036 Notes”)
Aggregate principal amount:	$3,750,000,000
Pricing Effective Time:	5:10 p.m., New York City time, February 23, 2026
Price to Public:	99.753% of the principal amount of the 2036 Notes, plus accrued interest from March 9, 2026 (if any).
Purchase Price by Underwriters:	99.303% of the principal amount of the 2036 Notes, plus accrued interest from March 9, 2026 (if any).
Method of and specified funds for payment of purchase price:	By wire transfer to a bank account specified by the Company in immediately available funds
Indenture:	Indenture, dated as of March 10, 2015, between the Company and U.S. Bank National Association, as Trustee
Maturity:	March 15, 2036
Interest Rate:	4.650%
Interest Payment Dates:	Semiannually on March 15 and September 15, commencing September 15, 2026.
Redemption Provisions:	As set forth in the Prospectus Supplement under “Description of Notes”
Sinking Fund Provisions:	No sinking fund provisions
Defeasance provisions:	Sections 13.2 and 13.3 of the Indenture shall be applicable to the 2036 Notes
Time of Delivery:	March 9, 2026
Closing Location for Delivery of Securities:	The Depository Trust Company 55 Water Street New York, New York 10041
Names and addresses of Representatives:
Designated Representatives:	Morgan Stanley & Co. LLC Barclays Capital Inc. BofA Securities, Inc. J.P. Morgan Securities LLC

Address for Notices, etc.:

c/o

Morgan Stanley & Co. LLC

1585 Broadway, 29th Floor

New York, New York 10036

Attn: Investment Banking Division (fax: (212) 507-8999)

BofA Securities, Inc

114 West 47th Street

NY8-114-07-01

New York, NY10036

Attention:  High Grade Debt Capital Markets Transaction Management/Legal

Fax:  212-901-7881

SCHEDULE II-F

Title of Notes:	4.750% Notes due 2038 (the “2038 Notes”)
Aggregate principal amount:	$2,000,000,000
Pricing Effective Time:	5:10 p.m., New York City time, February 23, 2026
Price to Public:	99.718% of the principal amount of the 2038 Notes, plus accrued interest from March 9, 2026 (if any).
Purchase Price by Underwriters:	99.243% of the principal amount of the 2038 Notes, plus accrued interest from March 9, 2026 (if any).
Method of and specified funds for payment of purchase price:	By wire transfer to a bank account specified by the Company in immediately available funds
Indenture:	Indenture, dated as of March 10, 2015, between the Company and U.S. Bank National Association, as Trustee
Maturity:	March 15, 2038
Interest Rate:	4.750%
Interest Payment Dates:	Semiannually on March 15 and September 15, commencing September 15, 2026.
Redemption Provisions:	As set forth in the Prospectus Supplement under “Description of Notes”
Sinking Fund Provisions:	No sinking fund provisions
Defeasance provisions:	Sections 13.2 and 13.3 of the Indenture shall be applicable to the 2038 Notes
Time of Delivery:	March 9, 2026
Closing Location for Delivery of Securities:	The Depository Trust Company 55 Water Street New York, New York 10041
Names and addresses of Representatives:
Designated Representatives:	Morgan Stanley & Co. LLC Barclays Capital Inc. BofA Securities, Inc. J.P. Morgan Securities LLC

Address for Notices, etc.:

c/o

Morgan Stanley & Co. LLC

1585 Broadway, 29th Floor

New York, New York 10036

Attn: Investment Banking Division (fax: (212) 507-8999)

BofA Securities, Inc

114 West 47th Street

NY8-114-07-01

New York, NY10036

Attention:  High Grade Debt Capital Markets Transaction Management/Legal

Fax:  212-901-7881

SCHEDULE II-G

Title of Notes:	5.500% Notes due 2056 (the “2056 Notes”)
Aggregate principal amount:	$3,750,000,000
Pricing Effective Time:	5:10 p.m., New York City time, February 23, 2026
Price to Public:	99.882% of the principal amount of the 2056 Notes, plus accrued interest from March 9, 2026 (if any).
Purchase Price by Underwriters:	99.007% of the principal amount of the 2056 Notes, plus accrued interest from March 9, 2026 (if any).
Method of and specified funds for payment of purchase price:	By wire transfer to a bank account specified by the Company in immediately available funds
Indenture:	Indenture, dated as of March 10, 2015, between the Company and U.S. Bank National Association, as Trustee
Maturity:	March 15, 2056
Interest Rate:	5.500%
Interest Payment Dates:	Semiannually on March 15 and September 15, commencing September 15, 2026.
Redemption Provisions:	As set forth in the Prospectus Supplement under “Description of Notes”
Sinking Fund Provisions:	No sinking fund provisions
Defeasance provisions:	Sections 13.2 and 13.3 of the Indenture shall be applicable to the 2056 Notes
Time of Delivery:	March 9, 2026
Closing Location for Delivery of Securities:	The Depository Trust Company 55 Water Street New York, New York 10041
Names and addresses of Representatives:
Designated Representatives:	Morgan Stanley & Co. LLC Barclays Capital Inc. BofA Securities, Inc. J.P. Morgan Securities LLC

Address for Notices, etc.:

c/o

Morgan Stanley & Co. LLC

1585 Broadway, 29th Floor

New York, New York 10036

Attn: Investment Banking Division (fax: (212) 507-8999)

BofA Securities, Inc

114 West 47th Street

NY8-114-07-01

New York, NY10036

Attention:  High Grade Debt Capital Markets Transaction Management/Legal

Fax:  212-901-7881

SCHEDULE II-H

Title of Notes:	5.600% Notes due 2066 (the “2066 Notes”)
Aggregate principal amount:	$2,000,000,000
Pricing Effective Time:	5:10 p.m., New York City time, February 23, 2026
Price to Public:	99.872% of the principal amount of the 2066 Notes, plus accrued interest from March 9, 2026 (if any).
Purchase Price by Underwriters:	98.997% of the principal amount of the 2066 Notes, plus accrued interest from March 9, 2026 (if any).
Method of and specified funds for payment of purchase price:	By wire transfer to a bank account specified by the Company in immediately available funds
Indenture:	Indenture, dated as of March 10, 2015, between the Company and U.S. Bank National Association, as Trustee
Maturity:	March 15, 2066
Interest Rate:	5.600%
Interest Payment Dates:	Semiannually on March 15 and September 15, commencing September 15, 2026.
Redemption Provisions:	As set forth in the Prospectus Supplement under “Description of Notes”
Sinking Fund Provisions:	No sinking fund provisions
Defeasance provisions:	Sections 13.2 and 13.3 of the Indenture shall be applicable to the 2066 Notes
Time of Delivery:	March 9, 2026
Closing Location for Delivery of Securities:	The Depository Trust Company 55 Water Street New York, New York 10041
Names and addresses of Representatives:
Designated Representatives:	Morgan Stanley & Co. LLC Barclays Capital Inc. BofA Securities, Inc. J.P. Morgan Securities LLC

Address for Notices, etc.:

c/o

Morgan Stanley & Co. LLC

1585 Broadway, 29th Floor

New York, New York 10036

Attn: Investment Banking Division (fax: (212) 507-8999)

BofA Securities, Inc

114 West 47th Street

NY8-114-07-01

New York, NY10036

Attention:  High Grade Debt Capital Markets Transaction Management/Legal

Fax:  212-901-7881

SCHEDULE III

1.        Each term sheet set forth in the form of Schedule IV hereto.

SCHEDULE IV-A

FINAL TERM SHEET

Floating Rate Notes due 2029

Issuer:	Abbott Laboratories
Principal Amount:	$1,000,000,000
Interest:	The Floating Rate Notes will bear interest at a floating rate equal to a benchmark rate, which will initially be Compounded SOFR (as defined in the Prospectus Supplement under “Description of Notes”), plus a spread of 0.500% per year, accruing from March 9, 2026.
Maturity:	March 9, 2029
Price to Public:	100.000% plus accrued interest, if any, from March 9, 2026
Interest Rate Basis:	Compounded SOFR
Spread to Compounded SOFR:	+50 bps
Interest Payment Dates:	Each March 9, June 9, September 9 and December 9, commencing June 9, 2026
Interest Payment Determination Date:	The date that is two U.S. Government Securities Business Days before each interest payment date.
Interest Period:	The period from, and including, the most recent interest payment date for the Floating Rate Notes (or, with respect to the initial interest period only, from and including March 9, 2026) to, but excluding, the next succeeding interest payment date for the Floating Rate Notes, or in the case of the last such period, from, and including, the interest payment date for the Floating Rate Notes immediately preceding the maturity date to, but excluding, the maturity date.
Observation Period:	In respect of each interest period, the period from, and including, the date that is two U.S. Government Securities Business Days preceding the first date in such interest period to, but excluding, the Interest Payment Determination Date for such interest period.
Settlement Date:	March 9, 2026

Optional Redemption Provisions:	The Floating Rate Notes are not redeemable prior to maturity, with the exception of a Special Mandatory Redemption.
Special Mandatory Redemption Provisions:	As described in the Preliminary Prospectus Supplement dated February 23, 2026.
CUSIP:	002824 BY5
Joint Bookrunning Managers:	Morgan Stanley & Co. LLC Barclays Capital Inc. BofA Securities, Inc. J.P. Morgan Securities LLC Citigroup Global Markets Inc.
Co-Managers:

BNP Paribas Securities Corp.

Deutsche Bank Securities Inc.

MUFG Securities Americas Inc.

SG Americas Securities, LLC

HSBC Securities (USA) Inc.

Mizuho Securities USA LLC

Santander US Capital Markets LLC

Standard Chartered Bank

Goldman Sachs & Co. LLC

RBC Capital Markets, LLC

Siebert Williams Shank & Co., LLC

Academy Securities, Inc.

BBVA Securities Inc.

ING Financial Markets LLC

U.S. Bancorp Investments, Inc.

Calculation Agent:	U.S. Bank Trust Company, National Association

The issuer has filed a registration statement (including a prospectus) with the Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the Commission for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the Commission website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Morgan Stanley & Co. LLC, toll-free at (866) 718-1649, Barclays Capital Inc. at (888) 603-5847, BofA Securities, Inc. toll-free at 1-800-294-1322 or J.P. Morgan Securities LLC collect at (212) 834-4533.

The issuer expects to deliver the notes against payment for the notes on or about March 9, 2026, which will be the tenth business day following the date of the pricing of the notes. Under Rule 15c6-1 of the Exchange Act, trades in the secondary market generally are required to settle in one business day, unless the parties to a trade expressly agree otherwise. Accordingly, purchasers who wish to trade their notes prior to the business day before the delivery of the notes hereunder will be required, by virtue of the fact that the notes initially will settle in T+10, to specify alternative settlement arrangements to prevent a failed settlement.

SCHEDULE IV-B

FINAL TERM SHEET

3.700% Notes due 2029

Issuer:	Abbott Laboratories
Principal Amount:	$2,250,000,000
Coupon:	3.700%
Maturity:	March 9, 2029
Price to Public:	99.873% plus accrued interest, if any, from March 9, 2026
Yield to maturity:	3.745%
Benchmark Treasury:	3.500% due February 15, 2029
Spread to Benchmark Treasury:	+30 bps
Treasury Price and Yield:	100-04 7/8 / 3.445%
Coupon Dates:	Semiannually on March 9 and September 9
First Coupon:	September 9, 2026
Settlement Date:	March 9, 2026
Par Call Date:	February 9, 2029
Optional Redemption Provisions:

Abbott may redeem the notes at any time prior to the Par Call Date in whole or in part, in each case at Abbott’s option, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the sum of: the greater of (1) 100% of the principal amount of the notes being redeemed, or (2) the sum of the present values of the remaining scheduled payments (through the Par Call Date assuming for such purpose the notes matured on the Par Call Date) of principal and interest on the notes being redeemed (exclusive of interest accrued to the redemption date), discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Rate plus 5 basis points, plus, in either case, accrued and unpaid interest, if any, to, but excluding, the redemption date on the principal amount of the notes being redeemed.

In addition, Abbott may redeem the notes at any time on or after the Par Call Date in whole or in part, in each case at Abbott’s option, at a redemption price equal to 100% of the principal amount of the notes to be redeemed plus accrued and unpaid interest, if any, to, but excluding, the redemption date.
Special Mandatory Redemption Provisions:	As described in the Preliminary Prospectus Supplement dated February 23, 2026.
CUSIP:	002824 BR0
Joint Bookrunning Managers:	Morgan Stanley & Co. LLC Barclays Capital Inc. BofA Securities, Inc. J.P. Morgan Securities LLC Citigroup Global Markets Inc.
Co-Managers:

BNP Paribas Securities Corp.

Deutsche Bank Securities Inc.

MUFG Securities Americas Inc.

SG Americas Securities, LLC

HSBC Securities (USA) Inc.

Mizuho Securities USA LLC

Santander US Capital Markets LLC

Standard Chartered Bank

Goldman Sachs & Co. LLC

RBC Capital Markets, LLC

Siebert Williams Shank & Co., LLC

Academy Securities, Inc.

BBVA Securities Inc.

ING Financial Markets LLC

U.S. Bancorp Investments, Inc.

The issuer has filed a registration statement (including a prospectus) with the Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the Commission for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the Commission website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Morgan Stanley & Co. LLC, toll-free at (866) 718-1649, Barclays Capital Inc. at (888) 603-5847, BofA Securities, Inc. toll-free at 1-800-294-1322 or J.P. Morgan Securities LLC collect at (212) 834-4533.

The issuer expects to deliver the notes against payment for the notes on or about March 9, 2026, which will be the tenth business day following the date of the pricing of the notes. Under Rule 15c6-1 of the Exchange Act, trades in the secondary market generally are required to settle in one business day, unless the parties to a trade expressly agree otherwise. Accordingly, purchasers who wish to trade their notes prior to the business day before the delivery of the notes hereunder will be required, by virtue of the fact that the notes initially will settle in T+10, to specify alternative settlement arrangements to prevent a failed settlement.

SCHEDULE IV-C

FINAL TERM SHEET

4.000% Notes due 2031

Issuer:	Abbott Laboratories
Principal Amount:	$2,500,000,000
Coupon:	4.000%
Maturity:	March 15, 2031
Price to Public:	99.855% plus accrued interest, if any, from March 9, 2026
Yield to maturity:	4.032%
Benchmark Treasury:	3.750% due January 31, 2031
Spread to Benchmark Treasury:	+45 bps
Treasury Price and Yield:	100-24 / 3.582%
Coupon Dates:	Semiannually on March 15 and September 15
First Coupon:	September 15, 2026
Settlement Date:	March 9, 2026
Par Call Date:	February 15, 2031
Optional Redemption Provisions:

Abbott may redeem the notes at any time prior to the Par Call Date in whole or in part, in each case at Abbott’s option, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the sum of: the greater of (1) 100% of the principal amount of the notes being redeemed, or (2) the sum of the present values of the remaining scheduled payments (through the Par Call Date assuming for such purpose the notes matured on the Par Call Date) of principal and interest on the notes being redeemed (exclusive of interest accrued to the redemption date), discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Rate plus 10 basis points, plus, in either case, accrued and unpaid interest, if any, to, but excluding, the redemption date on the principal amount of the notes being redeemed.

In addition, Abbott may redeem the notes at any time on or after the Par Call Date in whole or in part, in each case at Abbott’s option, at a redemption price equal to 100% of the principal amount of the notes to be redeemed plus accrued and unpaid interest, if any, to, but excluding, the redemption date.
Special Mandatory Redemption Provisions:	As described in the Preliminary Prospectus Supplement dated February 23, 2026.
CUSIP:	002824 BS8
Joint Bookrunning Managers:	Morgan Stanley & Co. LLC Barclays Capital Inc. BofA Securities, Inc. J.P. Morgan Securities LLC BNP Paribas Securities Corp.
Co-Managers:

Citigroup Global Markets Inc.

Deutsche Bank Securities Inc.

MUFG Securities Americas Inc.

SG Americas Securities, LLC

HSBC Securities (USA) Inc.

Mizuho Securities USA LLC

Santander US Capital Markets LLC

Standard Chartered Bank

Goldman Sachs & Co. LLC

RBC Capital Markets, LLC

Siebert Williams Shank & Co., LLC

Academy Securities, Inc.

BBVA Securities Inc.

ING Financial Markets LLC

U.S. Bancorp Investments, Inc.

The issuer has filed a registration statement (including a prospectus) with the Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the Commission for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the Commission website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Morgan Stanley & Co. LLC, toll-free at (866) 718-1649, Barclays Capital Inc. at (888) 603-5847, BofA Securities, Inc. toll-free at 1-800-294-1322 or J.P. Morgan Securities LLC collect at (212) 834-4533.

The issuer expects to deliver the notes against payment for the notes on or about March 9, 2026, which will be the tenth business day following the date of the pricing of the notes. Under Rule 15c6-1 of the Exchange Act, trades in the secondary market generally are required to settle in one business day, unless the parties to a trade expressly agree otherwise. Accordingly, purchasers who wish to trade their notes prior to the business day before the delivery of the notes hereunder will be required, by virtue of the fact that the notes initially will settle in T+10, to specify alternative settlement arrangements to prevent a failed settlement.

SCHEDULE IV-D

FINAL TERM SHEET

4.300% Notes due 2033

Issuer:	Abbott Laboratories
Principal Amount:	$2,750,000,000
Coupon:	4.300%
Maturity:	March 15, 2033
Price to Public:	99.813% plus accrued interest, if any, from March 9, 2026
Yield to maturity:	4.331%
Benchmark Treasury:	4.000% due January 31, 2033
Spread to Benchmark Treasury:	+55 bps
Treasury Price and Yield:	101-10 1/4 / 3.781%
Coupon Dates:	Semiannually on March 15 and September 15
First Coupon:	September 15, 2026
Settlement Date:	March 9, 2026
Par Call Date:	January 15, 2033
Optional Redemption Provisions:

Abbott may redeem the notes at any time prior to the Par Call Date in whole or in part, in each case at Abbott’s option, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the sum of: the greater of (1) 100% of the principal amount of the notes being redeemed, or (2) the sum of the present values of the remaining scheduled payments (through the Par Call Date assuming for such purpose the notes matured on the Par Call Date) of principal and interest on the notes being redeemed (exclusive of interest accrued to the redemption date), discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Rate plus 10 basis points, plus, in either case, accrued and unpaid interest, if any, to, but excluding, the redemption date on the principal amount of the notes being redeemed.

In addition, Abbott may redeem the notes at any time on or after the Par Call Date in whole or in part, in each case at Abbott’s option, at a redemption price equal to 100% of the principal amount of the notes to be redeemed plus accrued and unpaid interest, if any, to, but excluding, the redemption date.
Special Mandatory Redemption Provisions:	As described in the Preliminary Prospectus Supplement dated February 23, 2026.
CUSIP:	002824 BT6
Joint Bookrunning Managers:	Morgan Stanley & Co. LLC Barclays Capital Inc. BofA Securities, Inc. J.P. Morgan Securities LLC MUFG Securities Americas Inc.
Co-Managers:

BNP Paribas Securities Corp.

Citigroup Global Markets Inc.

Deutsche Bank Securities Inc.

SG Americas Securities, LLC

HSBC Securities (USA) Inc.

Mizuho Securities USA LLC

Santander US Capital Markets LLC

Standard Chartered Bank

Goldman Sachs & Co. LLC

RBC Capital Markets, LLC

Siebert Williams Shank & Co., LLC

Academy Securities, Inc.

BBVA Securities Inc.

ING Financial Markets LLC

U.S. Bancorp Investments, Inc.

The issuer has filed a registration statement (including a prospectus) with the Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the Commission for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the Commission website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Morgan Stanley & Co. LLC, toll-free at (866) 718-1649, Barclays Capital Inc. at (888) 603-5847, BofA Securities, Inc. toll-free at 1-800-294-1322 or J.P. Morgan Securities LLC collect at (212) 834-4533.

The issuer expects to deliver the notes against payment for the notes on or about March 9, 2026, which will be the tenth business day following the date of the pricing of the notes. Under Rule 15c6-1 of the Exchange Act, trades in the secondary market generally are required to settle in one business day, unless the parties to a trade expressly agree otherwise. Accordingly, purchasers who wish to trade their notes prior to the business day before the delivery of the notes hereunder will be required, by virtue of the fact that the notes initially will settle in T+10, to specify alternative settlement arrangements to prevent a failed settlement.

SCHEDULE IV-E

FINAL TERM SHEET

4.650% Notes due 2036

Issuer:	Abbott Laboratories
Principal Amount:	$3,750,000,000
Coupon:	4.650%
Maturity:	March 15, 2036
Price to Public:	99.753% plus accrued interest, if any, from March 9, 2026
Yield to maturity:	4.681%
Benchmark Treasury:	4.125% due February 15, 2036
Spread to Benchmark Treasury:	+65 bps
Treasury Price and Yield:	100-24 + / 4.031%
Coupon Dates:	Semiannually on March 15 and September 15
First Coupon:	September 15, 2026
Settlement Date:	March 9, 2026
Par Call Date:	December 15, 2035
Optional Redemption Provisions:

Abbott may redeem the notes at any time prior to the Par Call Date in whole or in part, in each case at Abbott’s option, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the sum of: the greater of (1) 100% of the principal amount of the notes being redeemed, or (2) the sum of the present values of the remaining scheduled payments (through the Par Call Date assuming for such purpose the notes matured on the Par Call Date) of principal and interest on the notes being redeemed (exclusive of interest accrued to the redemption date), discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Rate plus 10 basis points, plus, in either case, accrued and unpaid interest, if any, to, but excluding, the redemption date on the principal amount of the notes being redeemed.

In addition, Abbott may redeem the notes at any time on or after the Par Call Date in whole or in part, in each case at Abbott’s option, at a redemption price equal to 100% of the principal amount of the notes to be redeemed plus accrued and unpaid interest, if any, to, but excluding, the redemption date.
Special Mandatory Redemption Provisions:	As described in the Preliminary Prospectus Supplement dated February 23, 2026.
CUSIP:	002824 BU3
Joint Bookrunning Managers:	Morgan Stanley & Co. LLC Barclays Capital Inc. BofA Securities, Inc. J.P. Morgan Securities LLC SG Americas Securities, LLC
Co-Managers:

BNP Paribas Securities Corp.

Citigroup Global Markets Inc.

Deutsche Bank Securities Inc.

MUFG Securities Americas Inc.

HSBC Securities (USA) Inc.

Mizuho Securities USA LLC

Santander US Capital Markets LLC

Standard Chartered Bank

Goldman Sachs & Co. LLC

RBC Capital Markets, LLC

Siebert Williams Shank & Co., LLC

Academy Securities, Inc.

BBVA Securities Inc.

ING Financial Markets LLC

U.S. Bancorp Investments, Inc.

The issuer has filed a registration statement (including a prospectus) with the Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the Commission for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the Commission website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Morgan Stanley & Co. LLC, toll-free at (866) 718-1649, Barclays Capital Inc. at (888) 603-5847, BofA Securities, Inc. toll-free at 1-800-294-1322 or J.P. Morgan Securities LLC collect at (212) 834-4533.

The issuer expects to deliver the notes against payment for the notes on or about March 9, 2026, which will be the tenth business day following the date of the pricing of the notes. Under Rule 15c6-1 of the Exchange Act, trades in the secondary market generally are required to settle in one business day, unless the parties to a trade expressly agree otherwise. Accordingly, purchasers who wish to trade their notes prior to the business day before the delivery of the notes hereunder will be required, by virtue of the fact that the notes initially will settle in T+10, to specify alternative settlement arrangements to prevent a failed settlement.

SCHEDULE IV-F

FINAL TERM SHEET

4.750% Notes due 2038

Issuer:	Abbott Laboratories
Principal Amount:	$2,000,000,000
Coupon:	4.750%
Maturity:	March 15, 2038
Price to Public:	99.718% plus accrued interest, if any, from March 9, 2026
Yield to maturity:	4.781%
Benchmark Treasury:	4.125% due February 15, 2036
Spread to Benchmark Treasury:	+75 bps
Treasury Price and Yield:	100-24 + / 4.031%
Coupon Dates:	Semiannually on March 15 and September 15
First Coupon:	September 15, 2026
Settlement Date:	March 9, 2026
Par Call Date:	December 15, 2037
Optional Redemption Provisions:

Abbott may redeem the notes at any time prior to the Par Call Date in whole or in part, in each case at Abbott’s option, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the sum of: the greater of (1) 100% of the principal amount of the notes being redeemed, or (2) the sum of the present values of the remaining scheduled payments (through the Par Call Date assuming for such purpose the notes matured on the Par Call Date) of principal and interest on the notes being redeemed (exclusive of interest accrued to the redemption date), discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Rate plus 15 basis points, plus, in either case, accrued and unpaid interest, if any, to, but excluding, the redemption date on the principal amount of the notes being redeemed.

In addition, Abbott may redeem the notes at any time on or after the Par Call Date in whole or in part, in each case at Abbott’s option, at a redemption price equal to 100% of the principal amount of the notes to be redeemed plus accrued and unpaid interest, if any, to, but excluding, the redemption date.
Special Mandatory Redemption Provisions:	As described in the Preliminary Prospectus Supplement dated February 23, 2026.
CUSIP:	002824 BV1
Joint Bookrunning Managers:	Morgan Stanley & Co. LLC Barclays Capital Inc. BofA Securities, Inc. J.P. Morgan Securities LLC BNP Paribas Securities Corp.
Co-Managers:

Citigroup Global Markets Inc.

Deutsche Bank Securities Inc.

MUFG Securities Americas Inc.

SG Americas Securities, LLC

HSBC Securities (USA) Inc.

Mizuho Securities USA LLC

Santander US Capital Markets LLC

Standard Chartered Bank

Goldman Sachs & Co. LLC

RBC Capital Markets, LLC

Siebert Williams Shank & Co., LLC

Academy Securities, Inc.

BBVA Securities Inc.

ING Financial Markets LLC

U.S. Bancorp Investments, Inc.

The issuer has filed a registration statement (including a prospectus) with the Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the Commission for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the Commission website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Morgan Stanley & Co. LLC, toll-free at (866) 718-1649, Barclays Capital Inc. at (888) 603-5847, BofA Securities, Inc. toll-free at 1-800-294-1322 or J.P. Morgan Securities LLC collect at (212) 834-4533.

The issuer expects to deliver the notes against payment for the notes on or about March 9, 2026, which will be the tenth business day following the date of the pricing of the notes. Under Rule 15c6-1 of the Exchange Act, trades in the secondary market generally are required to settle in one business day, unless the parties to a trade expressly agree otherwise. Accordingly, purchasers who wish to trade their notes prior to the business day before the delivery of the notes hereunder will be required, by virtue of the fact that the notes initially will settle in T+10, to specify alternative settlement arrangements to prevent a failed settlement.

SCHEDULE IV-G

FINAL TERM SHEET

5.500% Notes due 2056

Issuer:	Abbott Laboratories
Principal Amount:	$3,750,000,000
Coupon:	5.500%
Maturity:	March 15, 2056
Price to Public:	99.882% plus accrued interest, if any, from March 9, 2026
Yield to maturity:	5.508%
Benchmark Treasury:	4.625% due November 15, 2055
Spread to Benchmark Treasury:	+80 bps
Treasury Price and Yield:	98-21 + / 4.708%
Coupon Dates:	Semiannually on March 15 and September 15
First Coupon:	September 15, 2026
Settlement Date:	March 9, 2026
Par Call Date:	September 15, 2055
Optional Redemption Provisions:

Abbott may redeem the notes at any time prior to the Par Call Date in whole or in part, in each case at Abbott’s option, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the sum of: the greater of (1) 100% of the principal amount of the notes being redeemed, or (2) the sum of the present values of the remaining scheduled payments (through the Par Call Date assuming for such purpose the notes matured on the Par Call Date) of principal and interest on the notes being redeemed (exclusive of interest accrued to the redemption date), discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Rate plus 15 basis points, plus, in either case, accrued and unpaid interest, if any, to, but excluding, the redemption date on the principal amount of the notes being redeemed.

In addition, Abbott may redeem the notes at any time on or after the Par Call Date in whole or in part, in each case at Abbott’s option, at a redemption price equal to 100% of the principal amount of the notes to be redeemed plus accrued and unpaid interest, if any, to, but excluding, the redemption date.
Special Mandatory Redemption Provisions:	As described in the Preliminary Prospectus Supplement dated February 23, 2026.
CUSIP:	002824 BW9
Joint Bookrunning Managers:	Morgan Stanley & Co. LLC Barclays Capital Inc. BofA Securities, Inc. J.P. Morgan Securities LLC Deutsche Bank Securities Inc.
Co-Managers:

BNP Paribas Securities Corp.

Citigroup Global Markets Inc.

MUFG Securities Americas Inc.

SG Americas Securities, LLC

HSBC Securities (USA) Inc.

Mizuho Securities USA LLC

Santander US Capital Markets LLC

Standard Chartered Bank

Goldman Sachs & Co. LLC

RBC Capital Markets, LLC

Siebert Williams Shank & Co., LLC

Academy Securities, Inc.

BBVA Securities Inc.

ING Financial Markets LLC

U.S. Bancorp Investments, Inc.

The issuer has filed a registration statement (including a prospectus) with the Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the Commission for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the Commission website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Morgan Stanley & Co. LLC, toll-free at (866) 718-1649, Barclays Capital Inc. at (888) 603-5847, BofA Securities, Inc. toll-free at 1-800-294-1322 or J.P. Morgan Securities LLC collect at (212) 834-4533.

The issuer expects to deliver the notes against payment for the notes on or about March 9, 2026, which will be the tenth business day following the date of the pricing of the notes. Under Rule 15c6-1 of the Exchange Act, trades in the secondary market generally are required to settle in one business day, unless the parties to a trade expressly agree otherwise. Accordingly, purchasers who wish to trade their notes prior to the business day before the delivery of the notes hereunder will be required, by virtue of the fact that the notes initially will settle in T+10, to specify alternative settlement arrangements to prevent a failed settlement.

SCHEDULE IV-H

FINAL TERM SHEET

5.600% Notes due 2066

Issuer:	Abbott Laboratories
Principal Amount:	$2,000,000,000
Coupon:	5.600%
Maturity:	March 15, 2066
Price to Public:	99.872% plus accrued interest, if any, from March 9, 2026
Yield to maturity:	5.608%
Benchmark Treasury:	4.625% due November 15, 2055
Spread to Benchmark Treasury:	+90 bps
Treasury Price and Yield:	98-21 + / 4.708%
Coupon Dates:	Semiannually on March 15 and September 15
First Coupon:	September 15, 2026
Settlement Date:	March 9, 2026
Par Call Date:	September 15, 2065
Optional Redemption Provisions:

Abbott may redeem the notes at any time prior to the Par Call Date in whole or in part, in each case at Abbott’s option, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the sum of: the greater of (1) 100% of the principal amount of the notes being redeemed, or (2) the sum of the present values of the remaining scheduled payments (through the Par Call Date assuming for such purpose the notes matured on the Par Call Date) of principal and interest on the notes being redeemed (exclusive of interest accrued to the redemption date), discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Rate plus 15 basis points, plus, in either case, accrued and unpaid interest, if any, to, but excluding, the redemption date on the principal amount of the notes being redeemed.

In addition, Abbott may redeem the notes at any time on or after the Par Call Date in whole or in part, in each case at Abbott’s option, at a redemption price equal to 100% of the principal amount of the notes to be redeemed plus accrued and unpaid interest, if any, to, but excluding, the redemption date.
Special Mandatory Redemption Provisions:	As described in the Preliminary Prospectus Supplement dated February 23, 2026.
CUSIP:	002824 BX7
Joint Bookrunning Managers:	Morgan Stanley & Co. LLC Barclays Capital Inc. BofA Securities, Inc. J.P. Morgan Securities LLC Citigroup Global Markets Inc.
Co-Managers:

BNP Paribas Securities Corp.

Deutsche Bank Securities Inc.

MUFG Securities Americas Inc.

SG Americas Securities, LLC

HSBC Securities (USA) Inc.

Mizuho Securities USA LLC

Santander US Capital Markets LLC

Standard Chartered Bank

Goldman Sachs & Co. LLC

RBC Capital Markets, LLC

Siebert Williams Shank & Co., LLC

Academy Securities, Inc.

BBVA Securities Inc.

ING Financial Markets LLC

U.S. Bancorp Investments, Inc.

The issuer has filed a registration statement (including a prospectus) with the Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the Commission for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the Commission website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Morgan Stanley & Co. LLC, toll-free at (866) 718-1649, Barclays Capital Inc. at (888) 603-5847, BofA Securities, Inc. toll-free at 1-800-294-1322 or J.P. Morgan Securities LLC collect at (212) 834-4533.

The issuer expects to deliver the notes against payment for the notes on or about March 9, 2026, which will be the tenth business day following the date of the pricing of the notes. Under Rule 15c6-1 of the Exchange Act, trades in the secondary market generally are required to settle in one business day, unless the parties to a trade expressly agree otherwise. Accordingly, purchasers who wish to trade their notes prior to the business day before the delivery of the notes hereunder will be required, by virtue of the fact that the notes initially will settle in T+10, to specify alternative settlement arrangements to prevent a failed settlement.